UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2010
Parker-Hannifin Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd., Cleveland, Ohio	44124-4141

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 896-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     Parker-Hannifin Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3ASR (File No. 333-169069):
1.	Amended and Restated U.S. Distribution Agreement, dated as of September 17, 2007, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., ABN AMRO Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.;
2.	Amendment No. 1 to Amended and Restated U.S. Distribution Agreement, dated as of May 28, 2008, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.;
3.	Amendment No. 2 to Amended and Restated U.S. Distribution Agreement, dated as of September 7, 2010, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Banc of America Securities LLC, KeyBanc Capital Markets Inc., Barclays Capital Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated;
4.	Opinion of Jones Day relating to the legality of certain notes;
5.	Opinion of Jones Day relating to certain tax matters; and
6.	Consents of Jones Day.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
1.1	Amended and Restated U.S. Distribution Agreement, dated as of September 17, 2007, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., ABN AMRO Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.

1.2	Amendment No. 1 to Amended and Restated U.S. Distribution Agreement, dated as of May 28, 2008, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.

Exhibit
Number	Description
1.3	Amendment No. 2 to Amended and Restated U.S. Distribution Agreement, dated as of September 7, 2010, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Banc of America Securities LLC, KeyBanc Capital Markets Inc., Barclays Capital Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated.

5.1	Opinion of Jones Day relating to the legality of certain notes.

8.1	Opinion of Jones Day relating to certain tax matters.

23.1	Consent of Jones Day (included in Exhibit 5.1).

23.2	Consent of Jones Day (included in Exhibit 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker-Hannifin Corporation
By:	/s/ Timothy K. Pistell
	Name:	Timothy K. Pistell
	Title:	Executive Vice President — Finance & Administration and Chief Financial Officer

Date: September 7, 2010

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Amended and Restated U.S. Distribution Agreement, dated as of September 17, 2007, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., ABN AMRO Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.

1.2	Amendment No. 1 to Amended and Restated U.S. Distribution Agreement, dated as of May 28, 2008, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.

1.3	Amendment No. 2 to Amended and Restated U.S. Distribution Agreement, dated as of September 7, 2010, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Goldman, Sachs & Co., RBS Securities Inc., Banc of America Securities LLC, KeyBanc Capital Markets Inc., Barclays Capital Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated.

5.1	Opinion of Jones Day relating to the legality of certain notes.

8.1	Opinion of Jones Day relating to certain tax matters.

23.1	Consent of Jones Day (included in Exhibit 5.1).

23.2	Consent of Jones Day (included in Exhibit 8.1).